UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 12, 2024 (February 6, 2024)

MultiSensor AI Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-40916 (Commission File Number)	86-3938682 (I.R.S. Employer Identification No.)

2105 West Cardinal Drive Beaumont, Texas		77705
(Address of principal executive offices)		(Zip Code)

(866) 861-0788

(Registrant’s telephone number, including area code)

Infrared Cameras Holdings, Inc.

2105 West Cardinal Drive

Beaumont, Texas 77705

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	MSAI	Nasdaq Global Market
Warrants to purchase common stock	MSAIW	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Change in Registrant’s Certifying Accountant.

(b) Newly Appointed Independent Registered Public Accounting Firm

As previously disclosed on a Current Report on Form 8-K filed by MultiSensor AI Holdings, Inc. (f/k/a Infrared Cameras Holdings, Inc., the “Company”) with the Securities and Exchange Commission on December 21, 2023, the Company’s audit committee previously dismissed the Company’s prior independent registered public accounting firm in connection with the consummation with a business combination.

On February 6, 2024, the Company formally engaged Deloitte & Touche LLP (“Deloitte”), an independent registered public accounting firm, as its principal accountant to audit the Company’s financial statements. The retention of Deloitte was approved by the Company’s audit committee. During the Company’s most recent fiscal year ended December 31, 2023 and for the subsequent interim period through February 12, 2024, neither the Company, nor anyone on behalf of the Company consulted with Deloitte regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was either the subject of a disagreement as described in Item 304(a)(1)(iv) of Regulation S-K or a reportable event within the meaning of Item 304(a)(1)(iv) of Regulation S-K.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 6, 2024, the Company’s board of directors (the “Board”) authorized and approved certain officers of the Company to change the Company’s name from “Infrared Cameras Holdings, Inc.” to “MultiSensor AI Holdings, Inc.” (the “Name Change”). On February 9, 2024, the Company effectuated the Name Change by filing a certificate of amendment with the Delaware Secretary of State.

On February 9, 2024, the Company’s adopted the Amendment to the Amended and Restated Bylaws of the Company, which became effective immediately.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment for the Name Change filed with the Secretary of State of the State of Delaware on February 9, 2024.
3.2	Amendment to the Amended and Restated Bylaws of the Company.
99.1	Press Release dated February 12, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Infrared Cameras Holdings, Inc.

Date: February 12, 2024	By:	/s/ Peter Baird
	Name:	Peter Baird
	Title:	Chief Financial Officer